Exhibit 99.24

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-I

KEY PERFORMANCE FACTORS
January 31, 2000



        Expected B Maturity                                        8/16/04


        Blended Coupon                                              6.5067%



        Excess Protection Level
          3 Month Average 5.33%
          January, 2000 5.43%
          December, 1999  4.67%
          November, 1999 5.87%


        Cash Yield17.74%


        Investor Charge Offs 4.73%


        Base Rate 7.58%


        Over 30 Day Delinquency 5.03%


        Seller's Interest 9.78%


        Total Payment Rate14.21%


        Total Principal Balance$49,077,414,912.07


        Investor Participation Amount$750,000,000.00


        Seller Participation Amount$4,800,914,393.58